EXHIBIT 3.13

ARTICLES OF ASSOCIATION

OF

SEALY MATTRESS CO.

OF

KANSAS CITY

Know All Men By These Presents:

That we, the undersigned, for the purposes of forming a corporation under The General and Business Corporation Act of Missouri, as provided in the Session Acts of 1943, relating to manufacturing and business companies, have entered into an agreement as follows:

1.             That the name of the corporation is

Sealy Mattress Co.

of

Kansas City

2.             That the address of its initial registered office in the State of Missouri is 1503 Fidelity Building, Kansas City, Missouri, and the name of its initial registered agent at such address is Chester B. Kaplan.

3.             That the amount of the capital stock is $30,000.00 divided into 1,000 shares of no par value; that all of said sum has been fully subscribed and actually paid in cash and is now in the hands of the directors at 1503 Fidelity Building, Kansas City, Missouri.

4.             That the names and places of residence of the shareholders and the number of shares held by each are as follows:  Joseph Hartman, Kansas City, Missouri, 300 shares; I. Gale, Kansas City, Missouri, 300 shares; and Chester B. Kaplan, Kansas City, Missouri, 1 share.

5.             That the Board of Directors shall consist of four shareholders, and the names of those agreed upon as Directors for the first year are:  Joseph Hartman, I. Gale, Edward J. Kanter and Chester B. Kaplan.

6.             That the duration of this corporation shall be perpetual and shall have perpetual existence.

7.             This corporation is formed for the following purposes, to-wit:

(a)           To buy, sell, manufacture, construct and generally deal in mattresses, bedding, furniture, household furnishings and appliances of cloth, metal, plastic, wood, paper, composition, enamel and any and all other types of material used or to be used in the construction of said items.

(b)           To act as sales agent or sales representative of corporations, firms and individuals in the sale of and general distribution of all types of mattresses, bedding, furniture, household furnishings and appliances.

(c)           To purchase, lease or otherwise acquire lands and buildings for the erection and establishment of manufactories for workshops with necessary plants, engines and machinery with a view to manufacture, buy, sell, import, export or otherwise deal in, either directly or indirectly, through the medium of agents or otherwise of all types of mattresses, bedding, furniture, household furnishings and appliances.

(d)           To purchase or otherwise acquire patents, patent rights and privileges, improvement or processes for or in any way relating to the objects aforesaid.

(e)           To buy, sell, own, hold, mortgage and generally deal in real estate, stocks, bonds or securities for or on behalf of the said corporation.

(f)            To do any and all other lawful things which may be required, or become necessary, for and in the operation, and for the benefit of, the business of the corporation.

IN WITNESS WHEREOF, we have hereto set our hands this 26th day of June 1947.

/s/	Edward J. Kanter
/s/	Joseph Hartman
/s/	Isadore Gale
/s/	Chester B. Kaplan

2

STATE OF MISSOURI,	)
) SS:
COUNTY OF JACKSON	)

On this 26th day of June, 1947, before me, a Notary Public within and said for the State and Country aforesaid, personally appeared Joseph Hartman, I. Gale, Edward J. Kanter and Chester B. Kaplan, to me known to be the persons describe in and who executed the foregoing instrument and acknowledged that they executed the same as their free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in my office in the County of Jackson, State of Missouri, the day and year last aforesaid.

/s/	Frank Benati
Notary Public

My commission expires:  August 13, 1948

STATE OF MISSOURI,	)
) SS:
COUNTY OF JACKSON.	)

The undersigned, being all the subscribers, including parties selected as Directors for the first year to the above and foregoing Articles of Association for the incorporation of Sealy Mattress Co. of Kansas City, being duly sworn upon their oaths, each did say that the statements and matters set forth therein are true.

Affiants further state that the cash as set forth in Article 3 is now in their possession.

IN TESTIMONY WHEREOF, we have hereunto set our hands and affixed our seals this 26th day of June, 1947.

/s/	Edward J. Kanter
/s/	Joseph Hartman
/s/	Isadore Gale
/s/	Chester B. Kaplan

Subscribed and sworn to before me, this 26th day of June, 1947.

/s/	Frank Benati
Notary Public

My commission expires:

August 13, 1948

2

Form 1

Certificate of Change of Registered Agent and Registered Office
by Foreign or Domestic Corporations

State of Missouri	ss.
Jackson COUNTY

To SECRETARY OF STATE,
Jefferson City, Missouri

The undersigned corporation, organized and existing under the laws of the State of                                          for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of The “General and Business Corporation Act of Missouri,” represents that:

1.             The name of the corporation is          Sealy Mattress Co. of Kansas

2.             The address, including street and number, if any, of its former registered office is

1503 Fidelity Building, Kansas City, Missouri

3.             Its registered office is hereby changed to       711 Waltower Building, Kansas City, Missouri

(including street and number if any change in the registered office is to be made.)

4.             The name of its former registered agent is

Chester B. Kaplan

5.             The name of the new registered agent is

Same

6.             The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.             Such change was authorized by resolution duly adopted by the board of directors.

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its

President,	attested by its	Secretary
(PRESIDENT OR VICE-PRESIDENT)		(SECRETARY OR ASSISTANT SECRETARY)

this 16th Day of June A.D. 1940

SEALY MATTRESS CO. OF KANSAS CITY

			By	/s/ Edward J. Kanter
PRESIDENT

(Corporate Seal)
Attest:	/s/	Chester B. Kaplan

SECRETARY OR ASSISTANT SECRETARY

STATE OF Missouri	ss.
COUNTY OF Jackson

I, Dorothy Henderson, a Notary Public, do hereby certify that on the 16th day of June, A.D. 1949, personally appeared before me Edward J. Kanter who declares he is President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Dorothy Henderson
NOTARY PUBLIC

(Notarial Seal)

My Commission expires November 15, 1952.

2

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

SEALY MATTRESS CO. OF KANSAS CITY

I, EDWARD J. KANTER, president of Sealy Mattress Co. of Kansas City, a corporation organized under the laws of the State of Missouri, do hereby certify, under the seal of said corporation, as follows:

a.             The name of the corporation is Sealy Mattress Co. of Kansas City.

b.             At a meeting of the shareholders of said corporation, held on the 9th day of February, 1951, pursuant to the provisions of the General and Business Corporation Act of Missouri, notice of said meeting having been waived by the presence of all of the shareholders at said meeting, it was voted to amend the Articles of Incorporation by changing the name from Sealy Mattress Co. of Kansas City to David Manufacturing Co.  The resolution presented and adopted was as follows:

RESOLVED, that the Articles of Incorporation of the corporation, and particularly Article I thereof, shall be and the same is hereby amended, by changing the name of the corporation to David Manufacturing Co.

c.             The total number of outstanding shares of common stock of this corporation on said date was 1,000 shares.  The holders of 1,000 shares of commons stock were in favor of the adoption of said resolution and no shares voted against it.

WITNESSETH the signature of the secretary of said meeting and the affixation of the corporate seal hereto.

/s/ Chester B. Kaplan
Secretary of Sealy Mattress Co. of
Kansas City

AFFIRMED:

/s/ Edward J. Kanter
President of Sealy Mattress Co. of
Kansas City

STATE OF MISSOURI	)
) SS
COUNTY OF JACKSON	)

On this 9th day of February, 1951, before me, a Notary Public, appeared CHESTER B. KAPLAN and EDWARD J. KANTER, who is being by me duly sworn, did ay that Edward J. Kanter is President of Sealy Mattress Co. of Kansas City and Chester B. Kaplan is secretary of said company, a corporation organized under the laws of Missouri, and that Edward J. Kanter acted as chairman of the meeting of the shareholders of said company held on February 9, 1951, and Chester B. Kaplan acted as secretary at said meeting, at which meeting the resolution set out above was adopted; that the seal affixed to the foregoing instrument is the corporate seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and said Chester B. Kaplan and Edward J. Kanter acknowledged said instrument to be the free act and deed of said corporation.

IN TESTIMONY WHEREOF, I have hereunto affixed my hand and official seal in my office in Kansas City, Missouri, the day and year first above written.  My commission expires November 15, 1952.

/s/ Dorothy Henderson
Notary Public

Form 1

Certificate of Change of Registered Agent and Registered Office
by Foreign or Domestic Corporations

State of	MISSOURI	ss.
JACKSON COUNTY

To SECRETARY OF STATE,
Jefferson City, Missouri

The undersigned corporation, organized and existing under the laws of the State of MISSOURI for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of The “General and Business Corporation Act of Missouri,” represents that:

1.             The name of the corporation is    DAVID MANUFACTURING COMPANY

2.             The address, including street and number, if any, of its former registered office is 711 Waltower Bldg., Kansas City.

3.             Its registered office is hereby changed to 1015 Dierks Bldg. Kansas City, Mo

(including street and number if any change in the registered office is to be made.)

4.             The name of its former registered agent is Chester B. Kaplan

5.             The name of the new registered agent is Chester B. Kaplan

6.             The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.             Such change was authorized by resolution duly adopted by the board of directors.

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its

Isadore Gale	, attested by its	Chester B. Kaplan
(PRESIDENT)		(SECRETARY OR ASSISTANT SECRETARY)

this 15th Day of April A.D. 1953

			By	/s/ Isadore Gale
PRESIDENT

(Corporate Seal)
Attest:	/s/	Chester B. Kaplan

SECRETARY OR ASSISTANT SECRETARY

STATE OF Missouri	ss.
COUNTY OF Jackson

I, I. G. Kaplan, a Notary Public, do hereby certify that on the 15th day of April, A.D. 1953, personally appeared before me Isodore Gole who declares he is President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/	I. G. Kaplan
NOTARY PUBLIC

(Notarial Seal)

My Commission expires Sept. 18, 1953

2

Form 1

Certificate of Change of Registered Agent and Registered Office
by Foreign or Domestic Corporations

State of	MISSOURI	ss.
JACKSON COUNTY

To SECRETARY OF STATE,
Jefferson City, Missouri

The undersigned corporation, organized and existing under the laws of the State of MISSOURI for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of The “General and Business Corporation Act of Missouri,” represents that:

1.             The name of the corporation is    DAVID MANUFACTURING CO.

2.             The address, including street and number, if any, of its former registered office is 1015 Dierks Bldg, Kansas City, Missouri

3.             Its registered office is hereby changed to 1050 Home Savings Bldg., Kansas City, Missouri

(including street and number if any change in the registered office is to be made.)

4.             The name of its former registered agent is Chester B. Kaplan

5.             The name of the new registered agent is Chester B. Kaplan

6.             The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.             Such change was authorized by resolution duly adopted by the board of directors.

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its

President	, attested by its	Secretary
(PRESIDENT)		(SECRETARY OR ASSISTANT SECRETARY)

this 26th Day of December A.D. 1958

DAVID MANUFACTURING CO.
			By	/s/ Isadore Gale
PRESIDENT

(Corporate Seal)
Attest:	/s/	Chester B. Kaplan

SECRETARY

STATE OF MISSOURI	ss
COUNTY OF JACKSON

I, the undersigned, a Notary Public, do hereby certify that on the 26th day of December, A.D. 1958, personally appeared before me ISADOR GALE who declares he is President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

My commission expires:  11/30/61

/s/	Chester B. Kaplan
NOTARY PUBLIC

(Notarial Seal)

2

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
OF DAVID MANUFACTURING CO., CHANGING NAME TO
SEALY MATTRESS CO.

PURSUANT TO the provisions of Chapter 351 of the General and Business Act of Missouri, 1943, as amended, and the Articles of Association of DAVID MANUFACTURING CO., a corporation existing under the laws of the State of Missouri, a meeting of the stockholders of said corporation was held September 14, 1965, pursuant to a call of the Directors thereof, notice of said meeting having been waived in writing by all of the stockholders and by the presence of all of the stockholders and directors at said meeting.

Said meeting was called for the purpose of discussing and adopting a resolution amending the Articles of Incorporation of said corporation, and at said meeting, the President and Secretary were authorized to execute the following certificate:

1.             The name of the corporation effective September 14, 1965, shall be and become SEALY MATTRESS CO., the former name being DAVID MANUFACTURING CO.

2.             There are 1,000 shares of stock outstanding, and the vote in favor of said amendment was unanimous, all 1,000 shares having been represented and their vote being cast in favor of the change of name.

IN WITNESS WHEREOF, I, ISADORE GALE, President of the said corporation and Chairman of the meeting of stockholders and directors above mentioned, have signed this Certificate in duplicate and caused the corporate seal to be hereunto affixed, attested by the Secretary of the corporation, this 15th day of October, 1965.

/s/ Isadore Gale
President

ATTEST:

/s/ Chester B. Kaplan
Secretary

STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)

On this 15th day of October, 1965, before me personally appears ISADORE GALE and CHESTER B. KAPLAN to me personally known, who being by me duly sworn, did state that they are respectfully Chairman and Secretary of the stockholders meeting of DAVID MANUFACTURING CO., held on the 14th day of September, 1965, that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and said ISADORE GALE and CHESTER B. KAPLAN, acknowledged said instrument to be the free act and deed of said corporation and to be their own free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in my office in Kansas City, Missouri, on the day and year above stated.

/s/ Charlene Wilkerson
Notary Public

My commission expires:

February 22, 1969

2

Form No. 1

Certificate of Change of Registered Agent and Registered Office

by Foreign or Domestic Corporations

State of Kansas	ss.
Wyandotte COUNTY

To SECRETARY OF STATE,
Jefferson City, Missouri

The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of “The General and Business Corporation act of Missouri,” represents that:

1.             The name of the corporation is Sealy Mattress Co. of Kansas (formerly David Manufacturing Co.)

2.             The name of its FORMER registered agent is Chester B. Kaplan

3.             The address, including street number, if any, of its FORMER registered office is 1015 Home Savings Bank Building, Kansas City, Missouri.

4.             The name of the NEW registered agent is Joseph Bold

5.             Its registered office is hereby CHANGED TO 3236 Gillham Plaza, Kansas City, Missouri

(including street and number if any change in the registered office is to be made)

6.             The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.             Such change was authorized by resolution duly adopted by the board of directors.

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its

President	, attested by its	Secretary
(PRESIDENT OR VICE-PRESIDENT)		(SECRETARY OR ASSISTANT SECRETARY)

this 9th Day of February A.D. 1966

SEALY MATTRESS CO. OF KANSAS CITY
	By	/s/ Isadore Gale
PRESIDENT

(Corporate Seal)
Attest:

SECRETARY

STATE OF KANSAS	ss
COUNTY OF WYANDOTTE

I, Maxine Risley, a Notary Public, do hereby certify that on the 9th day of February, A.D. 1966, personally appeared before me Isadore Gale who declares he is President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written

/s/ Maxine Risley

(Notary Seal)

My Commission expires December 8, 1966

2

State of Missouri … Office of Secretary of State

JAMES C. KIRKPATRICK, Secretary of State

Amendment of Articles of Incorporation
(To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO.  65101

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

(1)           The name of the Corporation is Sealy Mattress Co.

The name under which it was originally organized was Sealy Mattress Co.

(2)           An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on January 6, 1967.

(3)           The amendment adopted is as follows:

RESOLVED that Article 5 of the Articles of Association of Sealy Mattress Co. shall be amended to read as follows:

5.  That the Board of Directors shall consist of five persons who may or may not be stockholders and the names of those agreed upon as Directors for the ensuing year shall be Isadore Gale, Ann Gale, Bertha Naron, Jerome H. Naron, Sam Scultz

(4)                                  Of the 1000 shares outstanding, 1000 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares

Common	1000

(5)           The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against

Common	1000	None

(6)           If the amendment changed the number of par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

(7)           If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

2

IN WITNESS WHEREOF, the undersigned,	Isadore Gale
President
has executed this instrument and its
Vice President

	Ann Gale	has affixed its corporate seal hereto and attested said seal on
Secretary or Assistant Secretary

the day of ,19 .

PLACE
CORPORATE SEAL
HERE

SEALY MATTRESS CO.
(Name of Corporation)

ATTEST:
/s/ Ann Gale	By	/s/ Isadore Gale
(Secretary of Asst. Secretary)		(President or Vice President)

STATE OF KANSAS	)
) ss.
COUNTY OF WYANDOTTE	)

I, Edyth L. Fowler, a notary public, do hereby certify that on this 17th day of January, 1967, personally appeared before me Isadore Gale, who, being by me first duly sworn, declared that he is the President of Sealy Mattress Co. that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Edyth L. Fowler
Notary Public

(NOTARIAL SEAL)

My commission expires July 10, 1968

3

State of Missouri * * * Office of Secretary of State

AMENDMENT OF ARTICLES OF INCORPORATION
(To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO 65102

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

(1)           The name of the Corporation is Sealy Mattress Co..

The name under which it was originally organized Sealy Mattress Co, of Kansas City                                   .

(2)           An amendment to the Corporation’s Articles of Incorporation was adopted by the shareholders on June 22, 1971.

(3)                                  The amendment adopted is as follows:

That the Articles of Incorporation of this company be amended to change the name of this corporation from Sealy Mattress Company to Sealy Mattress Company of Kansas City, Inc., effective as of June 23, 1971, and that the President and Secretary of this corporation be authorized to execute a certificate and affix the corporate seal thereto so as to accomplish the amendment of said Articles of Incorporation.

(4)           Of the 600 shares outstanding, 600 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class	Number of Outstanding Shares
Common	600

(5)           The number of shares voted for and against the amendment was as follows:

Class	No. Voted For	No. Voted Against
Common	600

(6)           If the amendment changed the number or par value of authorized shares having a par value the amount in dollars of authorized shares having a par value as changed is:

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

(7)           If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

2

IN WITNESS WHEREOF, the undersigned, Isadore Gale, President, has executed this instrument and its Secretary, Ann Gale has affixed its corporate seal hereto and attested said seal on the 30th day of July, 1971.

SEALY MATTRESS CO.
(Name of Corporation)

ATTEST:

/s/ Ann Gale	By	/s/ Isadore Gale
(Secretary)	(President)

STATE OF KANSAS)
ss
COUNTY OF WYANDOTTE)

I, Patricia A. Gregg, a notary public, do hereby certify that on this 30th day of July, 1971, personally appeared before me Isadore Gale, who, being by me first duly sworn, declared that he is the President of Sealy Mattress Co. that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

/s/ Patricia A. Gregg
Notary Public

(Notary Seal)

My commission expires January 23, 1972

3

State of Missouri … Office of Secretary of State

ROY D. BLUNT, Secretary of State
Corporation Division/Limited Partnership

HONORABLE ROY D. BLUNT
SECRETARY OF STATE
STATE OF MISSOURI
P.O. BOX 778
JEFFERSON CITY, MO 65102

STATEMENT OF CHANGE OF REGISTERED AGENT
OR REGISTERED OFFICE
BY A GENERAL BUSINESS CORPORATION
OR A LIMITED PARTNERSHIP

INSTRUCTIONS

If you are a corporation, the filing fee for this change is $5.00.  If you are a limited partnership, the filing fee for this change is $3.00.

Change must be filed in DUPLICATE.

The registered office may be, but need not be, the same as the place of business of the corporation or limited partnership, but the registered office and the business address of the agent must be the same.  The corporation or limited partnership cannot act as its own registered agent.

Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State.  Forms are available upon request.

To:	Honorable Roy D. Blunt
	Secretary of State
	State of Missouri	Charter No.	70651
	P.O. Box 778
	Jefferson City, MO 65102

The undersigned corporation or limited partnership, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent “The General and Business Corporation Act of Missouri,” or the “Missouri Uniform Limited Partnership Law,” represents that:

1.             The name of the corporation/ltd. partnership is Sealy Mattress Company of Kansas City, Inc..

2.             The name of its PRESENT registered agent (before change) is Joseph Bold.

3.             The name of the registered agent is CT CORPORATION SYSTEM.

4.             The address, including street number, if any, of its PRESENT registered office (before change) is

3236 Gillham Plaza, Kansas City, Missouri 64109.

5.             Its registered office (including street number, if any change is to be made) is hereby CHANGED TO 906 Olive Street, St. Louis, Missouri 63101.

6.             The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

7.             Such change was authorized by resolution duly adopted by the board of directors of the corporation or by the limited partnership.

IN WITNESS WHEREOF, the undersigned corporation or limited partnership has caused this report to be executed in its name by its PRESIDENT or VICE PRESIDENT of the corporation, or GENERAL PARTNER of the limited partnership, and attested to by the assistant secretary if a corporation on the 6th day of May, 1988

Sealy Mattress Company of Kansas City, Inc.
Name of corporation or limited partnership

(CORPORATE SEAL)
If no seal, state “none”

By	/s/ Thomas L. Smudz
President or Vice President of corporation
or
General Partner of limited partnership

Attest:

/s/ John D. Moran
Secretary or Assistant Secretary
of corporation

2

State of Ohio
ss
County of Cuyahoga

I, John D. Moran, a Notary Public, do hereby certify that on the                        day of May 6, 1988, personally appeared before me Thomas L. Smudz who declares he/she is the President or Vice President of the corporation, or a General Partner of the limited partnership, executing the foregoing document, and being first duly sworn, acknowledged that he/she signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/	John D. Moran
Notary Public

My commission expires	has no expiration date

3

State of Missouri
Rebecca McDowell Cook, Secretary of State
P.O. B ox 778, Jefferson City, Mo 65102

Corporation Division

Statement of Change of Business Office
of a Registered Agent

Instructions

1.               The filing fee for this change is $10.00.  Change must be filed in DUPLICATE.

2.               P.O. Box may only be used in conjunction with Street, Route or Highway.

3.               Agent and address must be in the State of Missouri.

4.               The corporation or limited partnership cannot act as its own registered agent.  The registered agent should sign in his individual name, unless the registered agent is a corporation, in which case the execution should be by proper officers.

Charter No. 00070651

The undersigned registered agent, for the purpose of changing its business office in Missouri as provided by the provisions of “The General and Business Corporation Act of Missouri,” or the “Missouri Uniform Limited Partnership Law,” represents that:

1.             The name of the corporation/limited partnership is Sealy Mattress Company of Kansas City, Inc.

2.             The name of this registered agent is CT Corporation System.

3.             The address, including street number, if any, of the present business office of the registered agent is 906 Olive Street, St. Louis, Missouri 63101.

4.             The address, including street number, if any, of the business office of the registered agent is hereby changed to 120 South Central Avenue, Clayton, Missouri 63105.

5.             Notice in writing of the change has been mailed by the registered agent to the corporation/limited partnership named above.

6.             The address of its registered office of the corporation/limited partnership named above and the business office of the registered agent, as changed, is identical.

(The following should be executed only if the registered agent is a natural person)

IN WITNESS WHEREOF, the undersigned registered agent has caused this report to be executed this                      day of                                                            , 19   .

Signature of Registered Agent

State of
ss
County of

On this                     day of                                       , in the year 19    , before me,                                                          , a Notary Public in and for said state, personally appeared                                                           known to me to be the person who executed the within Statement of Change of Business Office and acknowledged to me that                     executed the same for the purposes therein stated.

Notary Public
(Notarial Seal)
My commission expires

(The following should be executed only if the registered agent is a corporation)

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its president or vice president, attested by its secretary or assistant secretary this 27th day of March, 1998.

CT Corporation System
Name of Corporation

(Corporate Seal) NONE
If no seal, state “none”.

Attest:

	By	/s/	Kenneth J. Uva
Secretary or Assistant Secretary		President or Vice President

2

State of New York
ss
County of New York

On this 27th day of March in the year 1998, before me Theresa Alfieri, a Notary Public in and for said state, personally appeared
Kenneth J. Uva, Vice President.	C T Corporation	System known to me to be the person who executed the within Statement of
Name	Name of Corporation
Change of Business Office in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

	/s/	Theresa Alfieri
Notary Public
(Notarial Seal)
	My commission expires	12/31/99

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